NCA NUCLEAR INC.
Suite 201, 15710 West Colfax Avenue
Golden, CO 80401 USA

August 20, 2009

Strathmore Resources (US) Ltd.
2420 Watt Court
Riverton, WY USA 82501

Attention: David Miller, Chief Executive Officer & Steven Khan, President

American Uranium Corporation
600 17th Street Suite 2800 South
Denver, CO, 80202-5428 USA

Attention: Robert Rich, President

Re:	Purchase and Sale of AUC LLC (“AUC”) and Related Assets

We write further to our recent discussions regarding a transaction involving:

(a)

the sale of AUC, a Delaware company and a wholly owned subsidiary of Strathmore Resources (US) Ltd., holding together with certain cash assets, the mineral rights and claims representing the mineral property known as the Reno Creek Property, as more particularly described in Schedule “A” hereto (the “Property ”) by Strathmore Resources (US) Ltd. (“Strathmore”), a wholly owned subsidiary of Strathmore Minerals Corp., to NCA Nuclear Inc. (“NCA”), a wholly owned subsidiary of Bayswater Uranium Corporation (“Bayswater”);

(b)

the sale of all associated claims, leases, option agreements, licenses, permits, permit applications and other documents evidencing title or licenses in respect to the Property; all documents and information concerning exploration, development and mining activities, including but not limited to, electronic and hard copy files, reports, data and all information relating to feasibility, engineering, metallurgical and economic studies, environmental permits and environmental permit applications, geological, geochemical, geophysical, drilling and sampling data, and equipment in respect to the Property as set forth in Schedule “B” hereto (collectively the “STM Assets”) by Strathmore to NCA; and

(c)

the assignment of all of Strathmore’s rights and obligations pursuant to an option and joint venture agreement dated August 20, 2007 (the “Option Agreement”) and pursuant to the limited liability company operating agreement of AUC, dated January 3, 2008 (the “Operating Agreement”, and collectively with the Option Agreement, the “ AUC Agreements”) between Strathmore and American Uranium Corporation (“ American Uranium”) (collectively with NCA and Strathmore, the “Parties”) to NCA; and

(d)	the subsequent termination of the AUC Agreements by NCA and American Uranium and the acquisition of certain assets and rights to the Property of American Uranium by Bayswater pursuant to a letter agreement between American Uranium and Bayswater (the “Purchase Agreement”).

The purpose of this binding letter agreement (the “Agreement”) is to set forth the terms of a transaction under which NCA will acquire all of the outstanding membership interest of AUC and the STM Assets from Strathmore (the "Transaction"), with the consent and cooperation of American Uranium.

The Parties intend that a formal LLC purchase agreement (the “LLC Purchase Agreement”) will be completed and executed within 60 days of the date of execution of this Agreement and the Parties hereto agree to work together in good faith toward completion of the LLC Purchase Agreement. Pending completion and execution of the LLC Purchase Agreement, the Parties agree that this Agreement shall be binding upon all the Parties.

1.	Purchase

1.1

Purchase – Strathmore hereby agrees to sell all of its right, title and interest in all of the issued and outstanding membership interest of AUC (the “LLC Interest”) and the STM Assets to NCA on the terms set out herein.

1.2

Assignment – Strathmore shall grant, assign and set over unto NCA as of the Closing Date (the “Assignment”), all of its right, title, benefit and interest in, under and to the AUC Agreements, to have and to hold with full power to NCA to take all such measures for the enjoyment of the rights under the AUC Agreements as Strathmore might take. The AUC Agreements shall be accepted by NCA subject to all of the obligations and liabilities of Strathmore under the AUC Agreements, and NCA hereby expressly assumes and undertakes to pay, satisfy, discharge, perform and fulfil all of the obligations and liabilities of Strathmore under the AUC Agreements as fully and to the same extent as if Strathmore had been an original party to the AUC Agreements, subject to the consent of American Uranium to the Assignment and the completion of the Transaction.

1.3

Purchase Price – The purchase price for the LLC Interest, the STM Assets and the Assignment shall be US$30,000,000, of which US$250,000 shall be paid by NCA to Strathmore upon execution of this Agreement as a non-refundable deposit (the “Deposit”) and the balance of which, being US$29,750,000 shall be paid to Strathmore at Closing (as hereinafter defined) or held in trust or escrow and payable to Strathmore in accordance with the LLC Purchase Agreement.

1.4

Cooperation of American Uranium – In consideration of entering into the Purchase Agreement and in exchange for Strathmore’s agreement to suspend all obligations of American Uranium under the AUC Agreements pending closing of the Transaction, including any advances of capital contributions or transfer of data or permits, as may be required to maintain the AUC Agreements in good standing prior to the Closing, pursuant to Article 8 herein, American Uranium agrees to cooperate and covenant pursuant to the terms of this Agreement.

2.	Due Diligence

2.1	Due Diligence - This Agreement and the Acquisition are subject to NCA having a period from the date of this Agreement until the Closing Date to conduct a due diligence review of AUC,

the Property and the STM Assets (the “Due Diligence Review”). During such review, Strathmore and American Uranium will make all information, including, but not limited to, such technical data, studies and title documents it holds on AUC, the Property and the STM Assets available to NCA for review at Strathmore’s office in Riverton, Wyoming, and will provide NCA with access to the Property for the purposes of such review. NCA shall review all data held by or under the control of Strathmore at Strathmore’s Riverton, Wyoming office. The Parties agree to work together to ensure NCA reasonable access for its Due Diligence Review. NCA may request copies of any data made available from Strathmore. However, it shall be in Strathmore’s sole discretion whether or not to provide such copies. At the end of the Due Diligence Review, NCA may in its sole discretion decide:

(a)

not to proceed with the Transaction, and in such case NCA will provide to Strathmore and American Uranium written notice of such decision and this Agreement will then terminate and the parties will have no further obligations to each other and Strathmore shall retain the Deposit; or

	(b)	to proceed with the Transaction and in such case, the Deposit shall be credited toward the Purchase Price.

2.2

Strathmore Bound to Letter During Due Diligence Review – Notwithstanding that the Due Diligence Review leaves discretion in NCA to be bound to the Agreement or not and to complete the Transaction or not, Strathmore agrees that in consideration of the Deposit paid to Strathmore by NCA upon the acceptance of this Agreement by NCA (the receipt and sufficiency whereof is hereby acknowledged by the parties, and is acknowledged not to be a deposit and will not be refundable), Strathmore will be bound by this Agreement during the Due Diligence Review (and afterwards in accordance with section 2.1 (b)), and will not be able to revoke or withdraw its acceptance of the terms of this Agreement during such time, and for certainty Strathmore agrees that upon the satisfaction of NCA’s Due Diligence Review within the time herein set out, Strathmore will continue to be bound by the Agreement in accordance with the terms hereof.

2.3

Preliminary Due Diligence - As soon as reasonably practicable following the execution of this Agreement, Strathmore agrees to allow NCA to visit Strathmore’s Riverton, Wyoming office, at mutually agreeable times and dates, to view the following:

	(a)	All financial information pertaining to AUC LLC;

	(b)	Current National Instrument 43-101 Technical Reports concerning the Property;

	(c)	Minute books and corporate records of AUC;

	(d)	All material agreements of AUC or pertaining to the Property;

	(e)	All technical and geological information concerning the Property, including, without limitation, copies of all permits, licenses or claims pertaining to land title status of the Property;

	(f)	All environmental permits and permit applications relating to the Property; and

(g)	Such other materials and information as NCA may reasonably request in connection with the Transaction.

2.4

Access to Information - Upon acceptance of this Agreement and until the earlier of the Closing Date or the Termination Date (as defined herein), Strathmore and American Uranium will allow NCA and their authorized representatives, including legal counsel and consultants, access to review all information, books or records relevant to AUC, the Property and the STM Assets at Strathmore’s Riverton, Wyoming office for the purpose of completing due diligence investigations and for the completion of the Transaction. Each of the Parties agree that all information and documents so obtained will be kept confidential in accordance with and subject to that Confidentiality Agreement entered into between AUC and NCA of May 27, 2009 (the “Confidentiality Agreement”) and the contents thereof will not be disclosed to any person, except as provided in that Confidentiality Agreement and in that Non-Disclosure and Confidentiality Agreement entered into between American Uranium and NCA of May 26, 2009 (the “ Non-Disclosure and Confidentiality Agreement”), without the prior written consent of each of the other Parties.

3.	Closing

3.1

Closing - The completion of the Transaction (the “ Closing”) will be at the offices of Armstrong Simpson 2080 – 777 Hornby Street, Vancouver, British Columbia, or such other place or date as may be mutually agreed by the Parties, at 10:00 a.m. (Vancouver time) on the earlier of the 2nd business day after receipt of all necessary, shareholder and regulatory approvals and satisfaction and waiver of all applicable conditions precedent or the date which is 120 days from the date of this Agreement or such later date as the Parties may agree upon in writing (the “Closing Date ”).

4.	Conditions Precedent

4.1

Conditions Precedent NCA - In addition to any other conditions precedent contained in this Agreement, the completion of the Transaction shall be subject to the following conditions precedent which conditions precedent being waived or satisfied by NCA prior to the Closing Date:

(a)

the representations and warranties of the Parties contained in the LLC Purchase Agreement shall be deemed to have been made again on the Closing Date and shall then be true and correct as of that date;

(b)

other than activities in the regular course of business, no material adverse change shall have occurred in the business, assets, liabilities, results, financial condition, affairs or prospects of either AUC or the Property from the date hereof to the Closing Date;

(c)

as of the Closing Date and except as disclosed to the Parties or as set forth in the AUC Agreements, no person shall have any right, agreement, warrant, option or commitment, present or future, contingent or absolute, or anything capable of becoming a right, agreement or option with the passage of time or the occurrence of any event or otherwise:

(i) for any interest in and to the Property;

(ii)

to require AUC to issue any further or other membership interest or any other security or other instrument convertible or exchangeable into a membership interest or to convert or exchange any security or other instrument into or for a membership interest in AUC; or

(iii) to require AUC to purchase, redeem or otherwise acquire any of the membership interests of AUC.

(d)

NCA’s parent company, Bayswater Uranium Corporation (“Bayswater”), shall have completed a financing to raise gross proceeds of a minimum of US$36,000,000 (the “Financing”), of which US$30,000,000 shall be designated for the Purchase Price, as set forth in Section 1.3 of this Agreement, and US$6,000,000 shall be designated for working capital;

(e)	NCA shall have obtained audited financial statements for AUC, as required by and acceptable to applicable regulatory authorities;

(f)	Bayswater and American Uranium shall have entered into and completed the Purchase Agreement on or before the Closing Date;

(g)	satisfactory completion of the Due Diligence Review by NCA per Section 2.1(b);

(h)	receipt by NCA of a legal opinion respecting the Property, AUC and such other matters as NCA may require, in form and substance satisfactory to NCA, acting reasonably;

(i)

as at the Closing Date, there being no legal proceeding or regulatory actions, investigation or proceedings against or threatened against either of AUC or the Property, except as disclosed in the LLC Purchase Agreement and any applicable schedules thereto;

(j)	there being no prohibition at law against the consummation of the Transaction;

(k)	material compliance by each of Strathmore and American Uranium with the terms of this Agreement and the LLC Purchase Agreement;

(l)	there shall be no material breach of the covenants of either of Strathmore or American Uranium contained herein or in the LLC Purchase Agreement; and

(m)

receipt of all necessary governmental and regulatory approvals in respect of the Transaction, including but not limited to, the approval of the TSX Venture Exchange (the “TSX-V”) and any required shareholder approvals.

The above conditions are for the sole benefit of NCA and if they are not fulfilled and/or performed on or before the Closing Date, then NCA may waive any such condition without prejudice to the fulfillment and/or performance of any other condition or conditions or in the alternative, NCA may withdraw from this Agreement without further liability or obligations on the part of NCA, without any prejudice to any of the remedies which NCA may have hereunder or at law, provided however that Strathmore shall retain the Deposit.

4.2

Conditions Precedent American Uranium - The completion of American Uranium’s agreement and obligations pursuant to this Agreement shall be conditional upon the execution and completion of the Purchase Agreement, which shall be entered into on the same day as the date of the execution of this Agreement, and upon receipt of all necessary government and regulatory approvals in respect of the Transaction, as well as approval of American Uranium’s shareholders.

5.	Release of Liability to Strathmore

5.1

NCA agree to release Strathmore and American Uranium from any and all liability associated with the actions of American Uranium pertaining to the data obtained from Power Resources Inc. (“PRI”). The Parties acknowledge and agree that in accordance with American Uranium's October 9, 2007 purchase Agreement and November 21, 2007 bill of sale with PRI, American Uranium picked up the data package at PRI's Casper, WY office on Wednesday November 21, 2007. At this time the entire data package conveyed by PRI to American Uranium is being stored at Strathmore's Riverton, Wyoming office..

6.	Representations and Warranties

6.1	Mutual Representations: Each of the Parties to this Agreement and AUC hereby represent and warrant to the other that:

(a) it has been duly incorporated and is a valid and subsisting body corporate under the laws of its jurisdiction of incorporation;

(b)

it has duly obtained all necessary governmental, corporate and other authorizations for its execution and performance of this Agreement, and the consummation of the transactions contemplated herein will not, with the giving of notice or the passage of time, or both, result in a breach of, constitute a default under, or result in the creation of any encumbrances on its assets under the terms or provisions of any law applicable to it, its constating documents, any resolution of its directors or shareholders or any indenture, agreement or other instrument to which it is a party or by which it or its assets may be bound;

(c)

no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings leading to, its dissolution or winding up or the placing of it in bankruptcy or its subjection to any other law governing the affairs of bankrupt or insolvent persons; and

(d)	it has full right, power and authority to enter into and accept the terms of this Agreement and to carry out the transactions contemplated herein.

6.2	Representations and Warranties of Strathmore – Strathmore hereby represents and warrants as follows:

(a)

To the best of Strathmore’s knowledge, the STM Assets, amongst other things, represent all of the data, environmental permits or permit applications, information and equipment concerning the Property and AUC Agreements and held in the name of Strathmore or within its control and ownership relating to the Property;

(b)

To the best of Strathmore’s knowledge and except as otherwise disclosed by Strathmore to NCA in writing prior to the date of this Agreement, the mineral claims comprising the Property have been validly staked and are now duly recorded pursuant to the laws of the State of Wyoming and the United States of America and the maintenance fees are current and the claims are shown as being active; and all lease and lease option agreements and any other form of land tenure in respect to the Property are in good standing, except as otherwise disclosed in the Schedules;

(c)

AUC is the recorded, or will be on Closing, and beneficial owner of a 100% mineral interest in and to the Property, free and clear of liens, charges or encumbrances, including but not limited to environmental liabilities, with the exception of the AUC Agreements;

(d)

To the best of Strathmore’s knowledge, Strathmore owns and possesses good marketable title to the LLC Interest and is the registered and beneficial holder of the LLC Interest, free and clear of all encumbrances, and AUC owns and possesses good marketable title to the Property and is the registered and beneficial holder of the Property, free and clear of all encumbrances;

	(e)	Strathmore is the sole registered and beneficial member of AUC, subject to American Uranium’s rights pursuant to the AUC Agreements;

(f)

on Closing there will be no options, warrants or other convertible securities issued or outstanding which entitle the holder to acquire any membership interest or any other securities of AUC, with the exception of the AUC Agreements;

(g)

Strathmore has the exclusive right to receive 100% of the proceeds from the sale of minerals, metals, ores or concentrates removed from the Property and no person, firm or corporation is entitled to any royalty or other payment in the nature of rent or royalty on such materials removed from the Property or is entitled to take such materials in kind, subject to the AUC Agreements or as disclosed in writing by Strathmore to NCA;

(h)

to the best of Strathmore’s knowledge, information and belief, there are no actual, alleged or potential adverse claims, challenges, suits, actions, prosecutions, investigations or proceedings against or to the ownership of or title to the Property, nor to the best of Strathmore’s knowledge is there any basis therefor;

(i)

AUC is not a party to nor bound by any outstanding material agreement, contract or commitment relating to any of its assets which has not otherwise been disclosed to NCA and AUC is in good standing with respect to its obligations to each of the material agreements to which it is a party; and

	(j)	AUC has no outstanding indebtedness or any liabilities or obligations, financial or otherwise, (whether accrued, absolute, contingent or otherwise) that have not been disclosed to NCA.

6.3

Representations and Warranties of Strathmore, American Uranium regarding AUC and the Property – Strathmore, American Uranium and AUC hereby represent and warrant that the AUC Agreements are in good standing, with the exception that Strathmore has not yet completed the transfer of title to certain portions of the Property or STM Assets to AUC as required pursuant to the AUC Agreements..

6.4

No Other Representations or Warranties – Neither Strathmore nor American Uranium makes any representations or warranties whatsoever concerning the existence, nature, location, amount or value of any mineralization, mineral reserves or resources or whether any necessary permits can be obtained in a timely manner or whether any mining can be done economically or as to the cost or time required to refurbish, restart or operate and maintain a project. Neither Strathmore nor American Uranium makes any representations or warranties as to any impact on unpatented mining claims from any changes to the General Mining Act of 1872 or other applicable laws.

6.5	Representations and Warranties in LLC Purchase Agreement – In the LLC Purchase Agreement:

(a) Strathmore and American Uranium will make the representation and warranty as set out in section 6.3;

(b)

Strathmore will make the representations and warranties as set out in section 6.2, as well as other reasonable representations and warranties dealing with the title to the LLC Interest and the Property, environmental matters, or otherwise, as requested by NCA;

(c) American Uranium will make such reasonable representations concerning the Property and AUC Agreements as it may make based on its limited involvement in the operation of the Property, and

(d)

NCA will make the representations and warranties as set out in section 6.1, as well as other reasonable representations and warranties dealing with the Transaction or otherwise, as requested by Strathmore and American Uranium.

7.	Covenants

7.1	Covenants during term of this Agreement - Strathmore and American Uranium hereby covenant with and to NCA that until earlier of the Termination Date (as hereinafter defined) and the Closing Date:

(a)

they will provide NCA with access to all information, including but not limited to land tenure, environment permits and applications and technical data, relating to the STM Assets in Strathmore’s, American Uranium’s or AUC’s possession or over which Strathmore, American Uranium or AUC has control relating to exploration and development activities on and pursuant to the Area of Interest as provided in paragraph 13.1 and AUC Agreements of the Property;

(b)	they will allow NCA access to the Property for the purpose of carrying out due diligence and evaluation activities;

(c)

Except as otherwise noted in this Agreement, including work done in an effort to consolidate all assets and Property in AUC, neither Strathmore, American Uranium nor AUC will deal, or attempt to deal with its right, title and interest in and to the

Property in any way that would or might affect the right of NCA to become absolutely vested in a 100% interest in and to the Property, free and clear of any liens, charges and encumbrances;

(d)

Strathmore shall ensure that the Property and STM Assets, not already held in the name of AUC, shall be transferred into the name of AUC and shall bear the costs of same, on or before the Closing Date; except that the Parties agree that pursuant to Strathmore’s agreements in reference to the Moore Option to Lease Agreement dated February 10, 2009 and McCullough Option to Lease Agreement dated February 9, 2009 that transfer of such shall occur upon exercise of the option in both cases after February 10th and 9th respectively of either 2010 or 2011 at the discretion of NCA as to timing of exercise of the said options and that Strathmore agrees to work in good faith with NCA to assist in the transfer of such agreements into AUC and shall bear the costs of same;

(e)

On or before the Closing Date, Strathmore will ensure that any American Uranium shares held by AUC on behalf of Strathmore will be transferred to Strathmore at no cost and free and clear of any federal, state or other tax liability to AUC and NCA; and

	(f)	Notwithstanding Section 8 of this Agreement, until the earlier of the Closing Date and the Termination Date, Strathmore and American Uranium shall ensure the Property is kept in good standing.

8.	AUC Agreements

8.1

Suspension of AUC Agreements - Strathmore and American Uranium covenant and agree to suspend all obligations of American Uranium under the AUC Agreements pending closing of the Transaction, including any advances of capital contributions or transfer of data or permits as may be required to maintain the AUC Agreements in good standing prior to the Closing, and shall not pursue any termination or other remedies in respect of same during the term of this Agreement or the LLC Purchase Agreement.

8.2

PRI Data – Strathmore and American Uranium covenant and agree that pending closing of the Transaction, American Uranium shall not sell, deal, encumber, or attempt to deal in any way that might affect Strathmore or AUC’s interests, with its right, title, or interest in and to any data it controls or owns regarding the Property, with the exception of any transaction American Uranium may enter into with Bayswater or NCA, provide however, that such a transaction shall be conditional upon the completion of this Transaction.

8.3

Maintenance of the Property and AUC - All ongoing expenditures in order to maintain claims and land agreements respecting the Property in good standing pursuant to the AUC Agreements, and all work done by Strathmore on behalf of AUC, in the general course of business (including but not limited to work to advance any project permits), or regarding the Property shall be paid with the cash currently on deposit in AUC as of the date of this Agreement, which funds have been advanced as capital contributions to AUC by American Uranium pursuant to the terms of the AUC Agreements.

8.4	Recommencement of AUC Agreements - In the event the Closing does not occur, Strathmore and American Uranium agree that American Uranium’s obligations under the AUC

Agreements will be suspended for a period of 30 days, commencing on the next business day following the Termination Date (as hereinafter defined) .

8.5

Consulting Agreements with Bayswater – Strathmore acknowledges that American Uranium will, pursuant to the terms of the Purchase Agreement, enter into a consulting agreement (the “ Consulting Agreement”) with Bayswater to provide services to Bayswater in facilitation of the completion of this Transaction. Strathmore confirms that it does not object to the Consulting Agreement or American Uranium’s participation or involvement in the Transaction as providing services pursuant to the Consulting Agreement and further agrees that the entering into by American Uranium of the Consulting Agreement does not result in American Uranium breaching any provision of the AUC Agreements, provided however that the Consulting Agreement shall terminate in the event that this Agreement is terminated.

9.	Formal Agreement

9.1

LLC Purchase Agreement - The Parties agree that the Transaction will be the object of the formal LLC Purchase Agreement under the same or reasonably similar terms as set out above and further defining the above terms as may be necessary to complete the LLC Purchase Agreement. For greater certainty, the LLC Purchase Agreement will include customary representations and warranties in respect of the Parties and their respective businesses, certain indemnities regarding operations on the Property prior to and following the completion of the Transaction and other terms and conditions as would typically be provided for in a transaction of this nature. Additionally, at Strathmore’s request, acting reasonably, the LLC Purchase Agreement may contain terminology meant to minimize Strathmore’s tax consequences from the Transaction, including but not limited to, terminology creating an installment sale, provided however that such request shall not adversely effect American Uranium and its rights and opportunities to the allocation of taxable income and losses in accordance with Section 4.3 of the Operating Agreement. The LLC Purchase Agreement shall also contain such other terms, conditions and agreements to which the Parties hereto may reasonably request and agree in order to complete the transactions contemplated in this Agreement.

10.	Confidentiality and Public Disclosure

10.1

Confidentiality - No disclosure or announcement, public or otherwise, in respect of this Agreement or the transactions contemplated herein will be made by any of the Parties without the prior approval of each of the other Parties as to timing, content and method, hereto, provided that the provisions of this section will not prevent any Party from making, after consultation with each other Parties, such disclosure as its counsel advises is required by applicable law or the rules and policies of the TSX -V and SEC.

10.2

Press Releases - Following the execution of this Agreement and until the earlier of the Termination Date or the Closing Date, no public press release in relation to any matter shall be issued by the Parties concerning the Transaction without reasonable notice to, and the prior consent of the other Parties (such consent not to be unreasonably withheld), provided that the provisions of this section will not prevent any Party from making, after consultation with each of the other Parties, such disclosure as its counsel advises is required by applicable law or the rules and policies of the TSX -V and SEC and any press release so issued shall conform in all respects with applicable securities laws.

10.3

Disclosure - Unless and until the transactions contemplated in this Agreement have been completed, or the Termination Date, except with the prior written consent of each of the other Parties, each of the Parties hereto and their respective employees, officers, directors, shareholders, agents, advisors and other representatives will hold all information received from each other Party in strictest confidence, except such information and documents available to the public or as are required to be disclosed by applicable law. All such information in written form and documents will be returned to the Party originally delivering them in the event that the transactions provided for in this Agreement are not consummated.

10.4

Confidentiality Agreements – The rights and obligations of the Parties pursuant to the Confidentiality Agreement and Non-Disclosure and Confidentiality Agreement shall continue to remain in full force and effect during the term of this Agreement until terminated pursuant to their terms.

11.	Termination

11.1	Termination - This Agreement shall terminate on the date ("Termination Date") any of the following occurs:

	(a)	by mutual written agreement of the Parties;

	(b)	by written notice of NCA to the Parties pursuant to Section 2.1(a) that it has determined as a result of its Due Diligence Review it is not prepared to complete the Transaction;

(c)

by written notice of a Party to the other Parties if the LLC Purchase Agreement is not executed on or before 5:00 pm (Vancouver Time) on the date which is 60 days from the date of execution of this Agreement or such later date as the Parties may agree upon in writing; provided such Party providing notice (the “Terminating Party”) was proceeding with the Transaction in good faith and the inability to complete the LLC Purchase Agreement within such period was not due to any act or omission of the Terminating Party, but instead the other Parties not acting in good faith; or

(d)

automatically if the Transaction is not closed on or before 5:00 pm (Vancouver Time) on the date which is 120 days from the date of this Agreement or such later date as the Parties may agree upon in writing.

Upon termination of the Agreement, the Parties shall have no further obligations hereunder, except as stated in Article 10 of this Agreement, the Confidentiality Agreement and the Non Disclosure and Confidentiality Agreement, both of which shall survive any such termination.

11.2

Non- Solicitation – Strathmore shall immediately terminate and cause to be terminated all solicitations, initiations, encouragements, discussions and negotiations with any other parties conducted within the six month period prior to the date hereof by Strathmore, or its respective officers, directors, employees, financial advisors, legal counsel, representatives or agents (the “Representatives”), with respect to any Alternative Transaction. Strathmore shall promptly send a letter to all parties who have entered into confidentiality agreements with such party in connection with a proposed Alternative Transaction within the six month period prior to the date hereof, requiring all materials provided to such parties to be destroyed or returned to Strathmore, or its agents or advisors.

In this Article 11, Alternative Transaction means a proposal or offer by a third party, whether or not in writing, to acquire in any manner, directly or indirectly, beneficial ownership of AUC or the LLC Interest or the Property, in whole or in part, whether by arrangement, amalgamation, merger, consolidation or other business combination, by means of sale of any membership interest of AUC, tender offer or exchange offer, disposing, optioning or transferring the rights to any the Property, or similar transaction involving AUC, including without limitation any single or multi-step transaction or series of related transactions, (other than the transactions contemplated by this Agreement).

Additionally, Strathmore shall not authorize or permit any of its Representatives (including, without limitation, lawyers and accountants), directly or indirectly, without the prior approval of NCA, to:

(a)	initiate contact with or solicit or enter into or knowingly encourage or participate in any discussions or negotiations with any person concerning any possible Alternative Transaction;

(b)	furnish any non-public financial or business information to any person in connection with any Alternative Transaction proposal to Strathmore;

(c)	accept, recommend, approve or enter into any agreement to implement an Alternative Transaction; or

(d)	release any party from confidentiality or standstill agreements between Strathmore and such party regarding an Alternative Transaction or amend such agreement;

and Strathmore will notify NCA immediately if any discussions or negotiations are sought to be initiated or any such information is requested with respect to an Alternative Transaction or potential Alternative Transaction. Strathmore shall ensure that its Representatives are aware of the provisions of this Section.

Notwithstanding anything to the contrary contained herein, if Strathmore or NCA terminates this Agreement pursuant to this Article 11, the exclusive dealing provisions of this Section 11.2 shall be terminated and Strathmore shall, immediately upon such termination, be permitted to pursue an Alternative Transaction.

11.3

Superior Offers – Notwithstanding section 11.2 above, if, during the term of this Agreement, Strathmore receives any other unsolicited bona fide superior written offers for AUC or the Property, which are more advantageous to Strathmore and which Strathmore’s board of directors has a fiduciary responsibility to review and consider (a “Superior Offer”), Strathmore shall notify NCA of such Superior Offer in writing, including the identity of the offeror and the terms of the offer and shall provide NCA with any other information with respect thereto as may be reasonably required by NCA, NCA shall have seven (7) days in which to complete this Transaction or elect to meet the terms of the Superior Offer. If NCA elects to meet the terms of the Superior Offer, it shall have the greater of 120 days from the date of this Agreement or 90 days from its agreement to meet the terms of the Superior Offer to complete the Transaction. If NCA is unable to complete the Transaction or meet the Superior Offer within 7 days of notification of same, Strathmore may, at its option, terminate this Agreement. The LLC Purchase Agreement shall contain provisions pursuant to which Strathmore and NCA shall determine the cash value of any Superior Offers containing any non-cash consideration.

11.4

Break Fee – In the event that Strathmore terminates this Agreement pursuant to Section 11.3 above, the Deposit shall become refundable to NCA immediately and Strathmore shall pay to NCA US$250,000 as a break fee (the “Break Fee”) to properly compensate NCA for its expenses and enterprise time in furtherance of affecting the completion of the Transaction that will be lost due to the break-up of the Transaction pursuant to Section 11.3. Notwithstanding the foregoing, the requirement of Strathmore to pay the Break Fee shall only apply, provided that NCA has been proceeding with the Transaction in good faith and there has been no material adverse effect in the affairs of NCA. The refund of the Deposit and the payment of the Break Fee pursuant to this Section 11.4 shall be due within five business days of the written notice of termination provided by Strathmore pursuant to Section 11.3.

12.	Assignment

12.1

NCA may assign all or part of its rights under this Agreement or the LLC Purchase Agreement to one of its Affiliates. Otherwise, this Agreement may not be assigned by any of the Parties hereto without the prior written consent of the other Parties.

13.	Area of Interest

13.1	In this Article 13, the “Area of Interest” shall comprise any area falling within the Area of Common Interest, as defined in the Operating Agreement and such map as attached hereto as Schedule “C”.

13.2

If during the term of this Agreement or the LLC Purchase Agreement, and for a period of two years following the Closing Date, either of Strathmore, American Uranium or any Affiliate of either of Strathmore or American Uranium (in this section, an “Acquiring Party”) stakes or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent or other mineral property located wholly or partly within the Area of Interest, the Acquiring Party shall forthwith give notice to NCA of that staking or acquisition, the total cost thereof and all details in the possession of that Party with respect to the details of the acquisition, the nature of the property and the known mineralization.

13.3

NCA may, within 30 days of receipt of the Acquiring Party’s notice, elect by notice to the Acquiring Party, to require that the mineral properties and the right or interest acquired be included and thereafter form part of the Property for all purposes.

13.4	If the election aforesaid is made, NCA shall reimburse the Acquiring Party for the costs of the acquisition.

13.5

If NCA does not make the election aforesaid within that period of 30 days, the right or interest acquired by the Acquiring Party shall not form part of the Property and the Acquiring Party will be solely entitled thereto.

14.	Arbitration

14.1	All questions or matters in dispute under this Agreement or the LLC Purchase Agreement shall be submitted to arbitration pursuant to the terms hereof.

14.2

It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 10 days' prior notice of its intention to do so to the other party, together with particulars of the matter in dispute. On the expiration of such 10 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in section 14.3.

14.3

The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after receiving such notice, either consent to the appointment of such arbitrator which shall then carry out the arbitration or appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party shall fail to appoint an arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, the first arbitrator shall be the only arbitrator. If the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration Act of British Columbia. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this section. After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

14.4	The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

15.	Miscellaneous

15.1

Strathmore, American Uranium, AUC and NCA agree to perform or cause to be performed all such acts and deeds as may be required to give full force and effect to the terms and provisions set out herein and to cooperate with each other and each other’s counsel and other professional advisors in the preparation, execution and delivery of any and all documents or instruments necessary to give full force and effect to the terms and provisions set out herein and any other documents required to give effect hereto.

08/21/2009 14:35 403 263 3778 GEORGE LEARY PAGE 10/15
AUG-21-2009 13:18 KAL EXPLORATION INC 1 303 235 8315 P.01/01

15.2 No waiver by any of the Parties hereto shall be effective unless in writing, and a waiver shall affect only the matter, and the occurrence thereof, specifically identified in the writing granting such waiver, and shall not extend to any other matter or occurrence.

15.3 This Agreement shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and the Parties hereby attorn to the jurisdiction of the Court of British Columbia.

15.4 Time shall be of the essence.

15.5 This Agreement may be executed in counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

If you are in agreement with the foregoing please sign where indicated.

Yours truly,

NCA NUCLEAR INC.

Per: ______________________
Authorized Signatory

STRATHMORE RESOURCES (US) LTD.

Per: ______________________
Authorized Signatory

AMERICAN URANIUM CORPORATION

Per: ______________________
Authorized Signatory

AUC LLC

Per: ______________________
Authorized Signatory

Page 15 of 43

TOTAL P.01

08/21/2009 14:06 403 283 3776 GEORGE LEARY PAGE 11/15
Aug. 21. 2009 2:07PM Strathmore Resources (US) Ltd No. 2645 P. 2/2

15.2 No waiver by any of the Parties hereto shall be effective unless in writing, and a waiver shall affect only the matter, and the occurrence thereof, specifically identified in the writing granting such waiver, and shall not extend to any other matter or occurrence.

15.3 This Agreement shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and the Parties hereby attorn to the jurisdiction of the Court of British Columbia.

15.4 Time shall be of the essence.

15.5 This Agreement may be executed in counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

If you are in agreement with the foregoing please sign where indicated.

Yours truly,

NCA NUCLEAR INC.

Per: ______________________
Authorized Signatory

STRATHMORE RESOURCES (US) LTD.

Per: ______________________
Authorized Signatory

AMERICAN URANIUM CORPORATION

Per: ______________________
Authorized Signatory

AUC LLC

Per: ______________________
Authorized Signatory

Page 15 of 43

08/21/2009 15:26 5052401361 RICH ASSOCIATES INC PAGE 05
GEORGE LEARY PAGE 06/15

15.2 No waiver by any of the Parties hereto shall be effective unless in writing, and a waiver shall affect only the matter, and the occurrence thereof, specifically identified in the writing granting such waiver, and shall not extend to any other matter or occurrence.

15.3 This Agreement shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and the Parties hereby attorn to the jurisdiction of the Court of British Columbia.

15.4 Time shall be of the essence.

15.5 This Agreement may be executed in counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

If you are in agreement with the foregoing please sign where indicated.

Yours truly,

NCA NUCLEAR INC.

Per: ____________________
Authorized Signatory

STRATHMORE RESOURCES (US) LTD.

Per: ____________________
Authorized Signatory

AMERICAN URANIUM CORPORATION

Per: Robert A. Rich
Authorized Signatory

AUC LLC

Per: ____________________
Authorized Signatory

Page 15 of 43

SCHEDULE “A”

THE PROPERTY

State Leases

	Lease	Property					Due
State	No.	District	Acreage	Section	Township	Range	Date	Leasee

WY	0- 40864	Pine Tree-Reno Creek	640	16	42N	73W	Jun. 2	STRATHMORE RESOURCES (US) LTD
WY	0- 40865	Pine Tree-Reno Creek	640	16	42N	74W	Jun. 2	STRATHMORE RESOURCES (US) LTD
WY	0- 40866	Pine Tree-Reno Creek	640	16	43N	74W	Jun. 2	STRATHMORE RESOURCES (US) LTD
WY	0- 40866	Pine Tree-Reno Creek	640	36	43N	74W	Jun. 2	STRATHMORE RESOURCES (US) LTD
WY	0- 40867	Pine Tree-Reno Creek	640	36	44N	75W	Jun. 2	STRATHMORE RESOURCES (US) LTD

Federal Mining Claims

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner

WMC272476	ANC 1	SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC297425	ANC 2 AMENDED	NW SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272478	ANC 3	SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC297426	ANC 4 AMENDED	NW SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272480	ANC 5	SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272481	ANC 6	NW SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272482	ANC 7	SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272483	ANC 8	NW SW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC297427	ANC 9 AMENDED	NW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272485	ANC 10	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	43N	74W	6

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC297428	ANC 11 AMENDED	NW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272487	ANC 12	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	43N	74W	6
WMC272488	ANC 13	NW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272489	ANC 14	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	43N	74W	6
WMC272490	ANC 15	NW	20	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272491	ANC 16	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	43N	74W	6
WMC272492	ANC 17	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272493	ANC 18	NW SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272494	ANC 19	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272495	ANC 20	NW SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272496	ANC 21	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272497	ANC 22	NW SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272498	ANC 23	SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272499	ANC 24	NW SW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272500	ANC 25	SW SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272501	ANC 26	NE NW SW SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272502	ANC 27	SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272503	ANC 28	NE SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272504	ANC 29	SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272505	ANC 30	NE SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272506	ANC 31	SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272507	ANC 32	NE SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272508	ANC 33	SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272509	ANC 34	NE SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272510	ANC 35	NW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272511	ANC 36	NW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272512	ANC 37	NW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272513	ANC 38	NW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272514	ANC 39	NE NW	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272515	ANC 40	NE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272516	ANC 41	NE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272517	ANC 42	NE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272518	ANC 43	NE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272519	ANC 44	SW SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272520	ANC 45	SE	17	43N	74W	6	STRATHMORE RESOURCES (US) LTD

WMC272826	BFR 1	NW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272827	BFR 2	NW SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272828	BFR 3	NW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272829	BFR 4	NW SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272830	BFR 5	NW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272831	BFR 6	NW SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272832	BFR 7	NW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272833	BFR 8	NW SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272834	BFR 9	NE NW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272835	BFR 10	NE NW SW SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272836	BFR 11	NE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272837	BFR 12	NE SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272838	BFR 13	NE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272839	BFR 14	NE SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272840	BFR 15	NE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272841	BFR 16	NE SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272842	BFR 17	NW	5	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE	6	42N	73W	6
WMC272843	BFR 18	NW SW	5	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE SE	6	42N	73W	6
WMC272844	BFR 21	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272845	BFR 22	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	7	42N	73W	6
WMC272846	BFR 23	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272847	BFR 24	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	7	42N	73W	6
WMC272848	BFR 25	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272849	BFR 26	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	7	42N	73W	6
WMC272850	BFR 27	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272851	BFR 28	SW	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	7	42N	73W	6
WMC272852	BFR 29	SW SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272853	BFR 30	SW SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	7	42N	73W	6
WMC272854	BFR 31	SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272855	BFR 32	SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE	7	42N	73W	6
WMC272856	BFR 33	SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272857	BFR 34	SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE	7	42N	73W	6
WMC272858	BFR 35	SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272859	BFR 36	SE	6	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE	7	42N	73W	6
WMC272860	BFR 37	SW	5	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		SE	6	42N	73W	6

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272861	BFR 38	SW	5	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		SE	6	42N	73W	6
		NE	7	42N	73W	6
		NW	8	42N	73W	6
WMC289311	BFR-39	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		SE	2	42N	74W	6
WMC289312	BFR-40	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		SE	2	42N	74W	6
		NE	11	42N	74W	6
		NW	12	42N	74W	6
WMC289313	BFR-41	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289314	BFR-42	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	12	42N	74W	6
WMC289315	BFR-43	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289316	BFR-44	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	12	42N	74W	6
WMC289317	BFR-45	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289318	BFR-46	SW	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	12	42N	74W	6
WMC289319	BFR-47	SW SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289320	BFR-48	SW SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	12	42N	74W	6
WMC289321	BFR-49	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289322	BFR-50	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	12	42N	74W	6
WMC289323	BFR-51	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289324	BFR-52	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	12	42N	74W	6
WMC289325	BFR-53	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289326	BFR-54	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	12	42N	74W	6
WMC289327	BFR-55	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC289328	BFR-56	SE	1	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	12	42N	74W	6
WMC289329	BFR-57	NE	11	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	12	42N	74W	6
WMC289330	BFR-58	NE SE	11	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW SW	12	42N	74W	6
WMC289331	BFR-59	NW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289332	BFR-60	NW SW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289333	BFR-61	NW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289334	BFR-62	NW SW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289335	BFR-63	NW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289336	BFR-64	NW SW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289337	BFR-65	NE NW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289338	BFR-66	NE NW SW SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289339	BFR-67	NE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289340	BFR-68	NE SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289341	BFR-69	NE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289342	BFR-70	NE SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289343	BFR-71	NE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289344	BFR-72	NE SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289345	BFR-73	NE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289346	BFR-74	NE SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289347	BFR-75	SE	11	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		SW	12	42N	74W	6
WMC289348	BFR-76	SW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289349	BFR-77	SW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289350	BFR-78	SW	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289351	BFR-79	SW SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC289352	BFR-80	SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289353	BFR-81	SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289354	BFR-82	SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC289355	BFR-83	SE	12	42N	74W	6	STRATHMORE RESOURCES (US) LTD

WMC261775	FMC - 1	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261776	FMC - 2	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261777	FMC - 3	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261778	FMC - 4	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261779	FMC - 5	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261780	FMC - 6	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261781	FMC - 7	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261782	FMC - 8	SW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261783	FMC - 9	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261784	FMC - 10	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261785	FMC - 11	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261786	FMC - 12	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261787	FMC - 13	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261788	FMC - 14	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261789	FMC - 15	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261790	FMC - 16	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261791	FMC - 17	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261792	FMC - 18	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261793	FMC - 19	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SW	10	43N	74W	6
WMC261794	FMC - 20	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SW	10	43N	74W	6

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC261795	FMC - 21	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261796	FMC - 22	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261797	FMC - 23	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261798	FMC - 24	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261799	FMC - 25	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261800	FMC - 26	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261801	FMC - 27	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261802	FMC - 28	SW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261803	FMC - 29	NE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261804	FMC - 30	NE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261805	FMC - 31	NE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261806	FMC - 32	SE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261807	FMC - 33	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261808	FMC - 34	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261809	FMC - 35	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261810	FMC - 36	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261811	FMC - 37	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261812	FMC - 38	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261813	FMC - 39	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261814	FMC - 40	SW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261815	FMC - 41	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261816	FMC - 42	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261817	FMC - 43	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261818	FMC - 44	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261819	FMC - 45	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261820	FMC - 46	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC261821	FMC - 47	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261822	FMC - 48	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261823	FMC - 49	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261824	FMC - 50	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261825	FMC - 53	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261826	FMC - 54	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261827	FMC - 55	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261828	FMC - 56	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261829	FMC - 57	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261830	FMC - 58	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261831	FMC - 59	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261832	FMC - 60	NW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261833	FMC - 61	NW SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261834	FMC - 62	NW SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261835	FMC - 63	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261836	FMC - 64	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261837	FMC - 65	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261838	FMC - 66	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261839	FMC - 67	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261840	FMC - 68	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261841	FMC - 69	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261842	FMC - 70	SW	3	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261843	FMC - 71	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261844	FMC - 72	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261845	FMC - 73	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261846	FMC - 74	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC261847	FMC - 75	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261848	FMC - 76	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261849	FMC - 77	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261850	FMC - 78	NW	10	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261851	FMC - 79	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261852	FMC - 80	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261853	FMC - 81	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261854	FMC - 82	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261855	FMC - 83	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261856	FMC - 84	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261857	FMC - 85	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261858	FMC - 86	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261859	FMC - 87	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261860	FMC - 88	NW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261861	FMC - 89	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261862	FMC - 90	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261863	FMC - 91	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261864	FMC - 92	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261865	FMC - 93	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261866	FMC - 94	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261867	FMC - 95	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC261868	FMC - 96	SW	35	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272571	FMC 97	NW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272572	FMC 98	NE NW	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272573	FMC 99	NE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272574	FMC 100	NE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272575	FMC 101	NE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272576	FMC 102	SE	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	4	43N	74W	6
WMC272577	FMC 103	SE	4	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272578	FMC 104	SE	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	4	43N	74W	6
WMC272579	FMC 105	NW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272580	FMC 106	NW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272581	FMC 107	NW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272582	FMC 108	NW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272583	FMC 109	NE NW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272584	FMC 110	NE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272585	FMC 111	NE NW	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272586	FMC 112	NE	9	43N	74W	6	STRATHMORE RESOURCES (US) LTD

WMC286950	HR-1	NW	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC286951	HR-2	NW	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC286952	HR-3	NW	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC286953	HR-4	NE	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC286954	HR-5	NE	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC286955	HR-6	NE	33	44N	74W	6	STRATHMORE RESOURCES (US) LTD

WMC260500	PT-1	NW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260501	PT-2	NW SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260502	PT-3	NW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260503	PT-4	NW SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260504	PT-5	NW	17	42N	74W	6	STRA THMORE RESOURCES (US) LTD
WMC260505	PT-6	NW SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC260506	PT-7	NW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260507	PT-8	NW SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260508	PT-9	NE NW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260509	PT-10	NE NW SW SE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260510	PT-11	NE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260511	PT-12	NE SE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260512	PT-13	NE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260513	PT-14	NE SE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260514	PT-15	NE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260515	PT-16	NE SE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260516	PT-17	NE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260517	PT-18	NE SE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260518	PT-19	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260519	PT-20	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	42N	74W	6
WMC260520	PT-21	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260521	PT-22	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	42N	74W	6
WMC260522	PT-23	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260523	PT-24	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	42N	74W	6
WMC260524	PT-25	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260525	PT-26	SW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	20	42N	74W	6
WMC260526	PT-27	SW SE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260527	PT-28	SW SE	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	20	42N	74W	6
WMC260528	PT-29	NW	20	42N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC260529	PT-30	NW	20	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260530	PT-31	NW	20	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260531	PT-32	NW	20	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC260532	PT-33	NE NW	17	42N	74W	6	STRATHMORE RESOURCES (US) LTD

WMC272521	SANC 1	NE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272522	SANC 2	NE NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272523	SANC 3	NE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272524	SANC 4	NE NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272525	SANC 5	NE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272526	SANC 6	NE NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272527	SANC 7	NE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272528	SANC 8	NE NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272529	SANC 9	NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272530	SANC 10	NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272531	SANC 11	NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272532	SANC 12	NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272533	SANC 13	NW SW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272534	SANC 14	NE NW SW SE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272535	SANC 15	SW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272536	SANC 16	SW SE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272537	SANC 17	SW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272538	SANC 18	SW SE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272539	SANC 19	SW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272540	SANC 20	SW SE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272541	SANC 21	SW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	31	43N	74W	6

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272542	SANC 22	SW SE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	31	43N	74W	6
WMC272543	SANC 23	NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272544	SANC 24	NE NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272545	SANC 25	NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272546	SANC 26	NE NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272547	SANC 27	NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272548	SANC 28	NE NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272549	SANC 29	NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272550	SANC 30	NE NW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272587	SANC 31	NW SW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272588	SANC 32	NE NW SW SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272589	SANC 33	SW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272590	SANC 34	SW SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272591	SANC 35	SW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272592	SANC 36	SW SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272593	SANC 37	SW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272594	SANC 38	SW SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272595	SANC 39	SW	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	6	42N	74W	6
WMC272596	SANC 40	SW SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	6	42N	74W	6
WMC272597	SANC 41	SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272598	SANC 42	NE SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW SW	32	43N	74W	6
WMC272599	SANC 43	SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272600	SANC 44	SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SW	32	43N	74W	6

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272601	SANC 45	SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272602	SANC 46	SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SW	32	43N	74W	6
WMC272603	SANC 47	SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272604	SANC 48	SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SW	32	43N	74W	6
WMC272605	SANC 49	SE	31	43N	74W	6	STRA THMORE RESOURCES (US) LTD
		NE	6	42N	74W	6
WMC272606	SANC 50	SW SE	31	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	5	42N	74W	6
		NE	6	42N	74W	6
WMC272551	SANC 51	NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272552	SANC 52	NE NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272553	SANC 53	NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272554	SANC 54	NE NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272555	SANC 55	NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272556	SANC 56	NE NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272557	SANC 57	NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272558	SANC 58	NE NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272559	SANC 59	NW SW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272560	SANC 60	NE NW SW SE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272607	SANC 61	SW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272608	SANC 62	SW SE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272609	SANC 63	SW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272610	SANC 64	SW SE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272611	SANC 65	SW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272612	SANC 66	SW SE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272613	SANC 67	SW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NW	5	42N	74W	6

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272614	SANC 68	SW SE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	5	42N	74W	6
WMC272561	SANC 69	NE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272562	SANC 70	NE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272563	SANC 71	NE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272564	SANC 72	NE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272615	SANC 73	SE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272616	SANC 74	SE	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	5	42N	74W	6
WMC272565	SANC 75	NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272566	SANC 76	NW	32	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272567	SANC 77	NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272568	SANC 78	NW	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272569	SANC 79	NE SE	30	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272570	SANC 80	NW SW	29	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE SE	30	43N	74W	6

WMC272862	SC 1	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	34	43N	73W	6
WMC272863	SC 2	SW SE	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	34	43N	73W	6
WMC272864	SC 3	NW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272865	SC 4	NE NW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272866	SC 5	NW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272867	SC 6	NE NW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272868	SC 7	NW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272869	SC 8	NE NW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272870	SC 9	NW SW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272871	SC 10	NE NW SW SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272872	SC 11	SW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272873	SC 12	SW SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272874	SC 13	SW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272875	SC 14	SW SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272876	SC 15	SW	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272877	SC 16	SW SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD

WMC272878	SC 17	NW	3	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		SW	34	43N	73W	6
WMC272879	SC 18	NE NW	3	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		SW SE	34	43N	73W	6
WMC272880	SC 19	SE	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE	34	43N	73W	6
WMC272881	SC 20	SW	26	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		SE	28	43N	73W	6
		NE	34	43N	73W	6
		NW	35	43N	73W	6
WMC272882	SC 21	NE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272883	SC 22	NE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	35	43N	73W	6
WMC272884	SC 23	NE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272885	SC 24	NE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	35	43N	73W	6
WMC272886	SC 25	NE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272887	SC 26	NE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	35	43N	73W	6
WMC272888	SC 27	NE SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272889	SC 28	NE SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW SW	35	43N	73W	6
WMC272890	SC 29	SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272891	SC 30	SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
		SW	35	43N	73W	6
WMC272892	SC 31	SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272893	SC 32	SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		SW	35	43N	73W	6
WMC272894	SC 33	SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272895	SC 34	SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		SW	35	43N	73W	6
WMC272896	SC 35	NE	3	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		SE	34	43N	73W	6
WMC272897	SC 36	NW	2	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		NE	3	42N	73W	6
		SE	34	43N	73W	6
		SW	35	43N	73W	6
WMC272898	SC 37	SW	26	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	35	43N	73W	6
WMC272899	SC 38	NW	35	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272900	SC 39	NW	35	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272901	SC 40	NW	35	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272902	SC 41	NW SW	35	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272903	SC 42	SW	35	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272904	SC 43	SW	35	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272905	SC 44	SW	35	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC272906	SC 45	NW	2	42N	73W	6	STRATHMORE RESOURCES (US) LTD
		SW	35	43N	73W	6
WMC294539	SC-46	NE SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW SW	35	43N	73W
WMC294540	SC-47	SE	34	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		SW	35	43N	73W

WMC279363	SWD-1	NE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279364	SWD-2	NE NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC279365	SWD-3	NE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279366	SWD-4	NE NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279367	SWD-5	NE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279368	SWD-6	NE NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279369	SWD-7	NE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279370	SWD-8	NE NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279371	SWD-9	NE SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279372	SWD-10	NE NW SW SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279373	SWD-11	SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279374	SWD-12	SW SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279375	SWD-13	SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279376	SWD-14	SW SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279377	SWD-15	SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279378	SWD-16	SW SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279379	SWD-17	SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279380	SWD-18	SW SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279381	SWD-19	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279382	SWD-20	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	3	43N	74W	6
WMC279383	SWD-21	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279384	SWD-22	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	3	43N	74W	6
WMC279385	SWD-23	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279386	SWD-24	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	3	43N	74W	6
WMC279387	SWD-25	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279388	SWD-26	NW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	3	43N	74W

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC279389	SWD-27	NW SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279390	SWD-28	NW SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE SE	3	43N	74W	6
WMC279391	SWD-29	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279392	SWD-30	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SE	3	43N	74W	6
WMC279393	SWD-31	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279394	SWD-32	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SE	3	43N	74W	6
WMC279395	SWD-33	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279396	SWD-34	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SE	3	43N	74W	6
WMC279397	SWD-35	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279398	SWD-36	SW	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
		SE	3	43N	74W	6
WMC279399	SWD-37	SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279400	SWD-38	SW SE	2	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279401	SWD-39	NE	11	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279402	SWD-40	NE NW	11	43N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279405	SWD-43	SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279406	SWD-44	SW SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279407	SWD-45	SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279408	SWD-46	SW SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279409	SWD-47	SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279410	SWD-48	SW SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279411	SWD-49	SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279412	SWD-50	SW SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279413	SWD-51	NE SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC279414	SWD-52	NE NW SW SE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279415	SWD-53	NE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279416	SWD-54	NE NW	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279417	SWD-55	NE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279418	SWD-56	NE NW	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279419	SWD-57	NE	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279420	SWD-58	NE NW	23	44N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC279421	SWD-59	SE	14	44N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	23	44N	74W	6
WMC279422	SWD-60	SW SE	14	44N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	23	44N	74W	6

WMC272617	WM 1	NE SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272618	WM 2	NE NW SW SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272619	WM 3	SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272620	WM 4	SW SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272621	WM 5	SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272622	WM 6	SW SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272623	WM 7	SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272624	WM 8	SW SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272625	WM 9	SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE	7	42N	74W	6
WMC272626	WM 10	SW SE	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
		NE NW	7	42N	74W	6
WMC272627	WM 11	NE	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272628	WM 12	NE NW	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272629	WM 13	NE	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272630	WM 14	NE NW	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC272631	WM 15	NE	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272632	WM 16	NE NW	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272633	WM 17	NE SE	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272634	WM 18	NE NW SW SE	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272635	WM 19	NW SW	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272636	WM 20	SW	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272637	WM 21	SW	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272638	WM 22	SW	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272639	WM 23	SW	6	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272640	WM 24	NW	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272641	WM 25	NW	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272642	WM 26	NW	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD
WMC272643	WM 27	NW SW	7	42N	74W	6	STRATHMORE RESOURCES (US) LTD

WMC261871	WR - 3	SE	30	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261872	WR - 4	SE	30	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261873	WR - 5	SE	30	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261874	WR - 6	SE	30	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261875	WR - 7	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		SE	30	43N	73W	6
WMC261876	WR - 8	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		SE	30	43N	73W	6
WMC261877	WR - 9	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261878	WR - 10	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261879	WR - 11	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261880	WR - 12	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261881	WR - 13	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC261882	WR - 14	SW	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261883	WR - 15	SW SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261884	WR - 16	SW SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261885	WR - 17	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261886	WR - 18	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261887	WR - 19	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261888	WR - 20	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261889	WR - 21	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261890	WR - 22	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261891	WR - 23	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261892	WR - 24	SE	29	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261893	WR - 25	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261894	WR - 26	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261895	WR - 27	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261896	WR - 28	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261897	WR - 29	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261898	WR - 30	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261899	WR - 31	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261900	WR - 32	NW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261901	WR - 33	NW SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261902	WR - 34	NW SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261903	WR - 35	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261904	WR - 36	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261905	WR - 37	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261906	WR - 38	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261907	WR - 39	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
WMC261908	WR - 40	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261909	WR - 41	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261910	WR - 42	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261911	WR - 43	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	33	43N	73W	6
WMC261912	WR - 44	SW	28	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	33	43N	73W	6
WMC261913	WR - 45	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261914	WR - 46	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261915	WR - 47	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261916	WR - 48	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261917	WR - 49	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261918	WR - 50	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261919	WR - 51	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261920	WR - 52	NW	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261921	WR - 53	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261922	WR - 54	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	34	43N	73W	6
WMC261923	WR - 55	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261924	WR - 56	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	34	43N	73W	6
WMC261925	WR - 57	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261926	WR - 58	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	34	43N	73W	6
WMC261927	WR - 59	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261928	WR - 60	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
		NW	34	43N	73W	6
WMC261929	WR - 61	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261930	WR - 62	NE	33	43N	73W	6	STRATHMORE RESOURCES (US) LTD

	Claim
BLM Serial#	Name	Subd.	Sec	Twn	Rge	PM	Owner
		NW	34	43N	73W	6
WMC261931	WR - 63	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261932	WR - 64	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261933	WR - 65	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261934	WR - 66	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261935	WR - 67	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261936	WR - 68	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261937	WR - 69	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261938	WR - 70	NW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261939	WR - 71	NW SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261940	WR - 72	NW SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261941	WR - 73	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261942	WR - 74	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261943	WR - 75	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261944	WR - 76	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261945	WR - 77	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261946	WR - 78	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261947	WR - 79	SW	27	43N	73W	6	STRATHMORE RESOURCES (US) LTD
WMC261948	WR - 80	SW	27	43N	73W	6	STRATHM ORE RESOURCES (US) LTD

SCHEDULE “B”

THE STM ASSETS

1. GEOLOGICAL DATA

Drill hole mineral intercept summary for holes located in:

Section 36, T43N, R74W, Campbell County, Wyoming;

Sections 1, 2, 12, and 13, T42N, R74W, Campbell County, Wyoming; and

Section 6, and 7, T42N, R73W, Campbell County, Wyoming.

Drill Hole Map 1” = 200’	Section 36, T43N, R74W, Campbell County, Wyoming;

Drill Hole Map 1” = 200’	Section 6, T42N, R73 W, and Section 1, T42N, R74W Campbell County, Wyoming;

Drill Hole Map 1” = 200’	Section 6, T42N, R73 W, and Section 1, T42N, R74W Campbell County, Wyoming;

2. LAND AGREEMENTS. Any and all surface and mineral owner agreements owned by AUC, LLC, including those held in the name of Strathmore Resources (US) Ltd. as listed below. All of such agreements are assignable except for the option agreements which are assignable in accordance with Section 7.1(d) of this Agreement.

Fee Mineral Leases

Sinadin. Lessor: Dorothy Reichmuth and Nolan Diehl, Trustees of the Sinadin Family Mineral Trust, Lessee: Strathmore Resources (US) Ltd. Signed August 29, 2006, applying to the NW ¼, the SW ¼, and the SE ¼ of Section 31, T43N R73W, Campbell County WY. Minerals only.

Bing. Lessor: Ovella Bing, . Lessee: Strathmore Resources (US) Ltd., signed May 9, 2006, applying to SE ¼ Section 30, T43N R74W and NE ¼ Section 31, T43N R74W, Campbell County, WY. Minerals and Surface.

Surface Access Agreements

Leavitt. Lessor: Wells Fargo Bank, NA, Trustee of Richard W. Leavitt Trust, Lessee: Strathmore Resources (US) Ltd., dated May 7, 2008, applying to W ½, SE ¼, S ½ of NE ¼, and NE ¼ of NE ¼ of Section 31, NE ¼ of Section 33, All of Section 34, and the W ½ of Section 35, T43N R73W, Campbell County WY. Surface access only, for wildlife, archaeology, flora/fauna baseline survey.

Atwood-Laur. Lessor: First National Bank of Buffalo WY, Trustee of the Atwood-Laur Family Trust Agreement, Lessee: Strathmore Resources (US) Ltd., signed April 10, 2008, applying to SW ¼ of Section 29 and the E ½ of the SE ¼ of Section 30, T43N R73W, Campbell County, WY.

Option Agreements

McCollough: Optionor: John W. and Mary Sue McCollough, Trustees of the John W. McCullough and Mary Sue McCollough Revocable Trust. Optionee: Strathmore Resources (US) Ltd., signed February 9, 2009, for mineral lease applying to Lots 1, 2, 7, 8, 9, 14, and 15 in Section 26, T44N R74W, and Lot 1 in Section 35, T44N R74W, Campbell County, WY.

Moore: Optionor:Patricia J. Moore Mineral Limited Partnership, Patricia J. Moore, Trustee of the Patricia J. Moore Trust, Timothy M. Moore, and Dalene E. Moore, collectively Owner, Optionee: Strathmore Resources (US) Ltd ., signed February 10, 2009, for mineral lease and surface agreement applying to Lots 1, 2, 7, 8, 9, 14, and 15 in Section 26, T44N R74W, and Lot 1 in Section 35, T44N R74W, Campbell County, WY and the following:

3. STUDIES / MATERIAL COMPLETED AND SUBMITTED TO DEQ

Exploration operations plan for Aquifer and Orebody Characterization -- Revision I July 2008

Environmental Baseline Study Plan -- Reno Creek -- May 2008

Statement of Work -- Exploration Drilling Services at Reno Creek -- July 2008

4. STUDIES / PERMITS IN APPLICATION FORM

UIC deep disposal permit -- Ready for submittal to DEQ Water Quality Dept

5. STUDIES / WORK STOPPED DUE TO AMERICAN LACK OF FUNDING

Soils and vegetation – BKS Environmental Associates, Inc. A partial report was prepared to cover the work that had been completed.

Reno Creek ISR Plant – Interim Status Report and Process Concerns This report was prepared by Pennoni Associates and illustrates the progress on the plant layout and design.

Wildlife studies -- Jones and Stokes stopped work on this effort in July 2008. None of their work was published, or completed due to lack of funding.

Archeologists -- Greer Services stopped work in July 2008 due to lack of funding. They had only completed part of their work, and none was put in print General Permitting - This was handled by S.M. Stoller Corporation Stoller was responsible for tying the work together and publishing the completed work. They were to some extent directing and pulling together the field work in progress.

SCHEDULE “C”

THE AREA OF INTEREST

75W
74W
73W
44N
43N
42N
Area for STM - AUUC Partnership (Blue boundary)
Reno
Flats
Strathmore Properties
STM Private Leases: Pending
Federal Minerals
N
S
E
W
Strathmore Minerals Corp.
Pine Tree - Reno Creek Project
Campbell County, Wyoming
T. 42 - 44 N., R. 73 - 75 W.
Scale 1:130,000
0
5,500
11,000
16,500
22,000
Feet